Exhibit 10.1

CONFORMED COPY

6,000,000

CB RICHARD ELLIS GROUP, INC.

Common Stock

UNDERWRITING AGREEMENT

November 8, 2005

LEHMAN BROTHERS INC. (the “Underwriter”)

745 Seventh Avenue

New York, New York 10019

Dear Sirs:

1. Introductory. The stockholders listed in Schedule A hereto (each a “Selling Stockholder” and, collectively, the “Selling Stockholders”) propose severally to sell an aggregate of 6,000,000 outstanding shares (“Firm Securities”) of the Class A Common Stock, $0.01 par value per share (“Securities”), of CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), with each Selling Stockholder selling the number of Firm Securities set forth opposite its or his name on Schedule A hereto. The Company and the Selling Stockholders hereby agree with the Underwriter as follows:

2. Representations and Warranties of the Company, the Selling Stockholders and the Underwriter. (a) The Company represents and warrants to, and agrees with, the Underwriter that:

(i) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the “Act”), and has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-127118), including a base prospectus, relating to the shares of Firm Securities registered thereon and the offering thereof from time to time in accordance with Rule 415 under the Act. Such registration statement has been declared effective by the Commission and no post-effective amendment to such registration statement has been filed as of the date of this Agreement. A final prospectus supplement relating to the Firm Securities, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the Act in the form first used to confirm sales of the Firm Securities (the “Prospectus Supplement”). The aforementioned Registration Statement, as amended as of the date hereof, including the exhibits thereto, is herein called the “Registration Statement,” and the base prospectus included therein, as supplemented by the Prospectus Supplement, is herein called the “Prospectus,” in each case including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are incorporated by reference therein (it being understood that any statement contained in the Registration Statement or Prospectus or in any document incorporated by reference or deemed to be incorporated by reference therein shall be deemed to be modified to the extent such statement is modified or superceded by a statement in any subsequently filed document which forms part of the Registration Statement or Prospectus or is incorporated by reference or deemed to be incorporated by reference therein).

(ii) (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before, or to the knowledge of the Company, threatened by the Commission, (b) (1) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the rules and regulations of the Commission (the “Rules and Regulations”), (2) the Registration Statement, when it became effective, did not contain and, any post-effective amendment to the Registration Statement, on the date it becomes effective, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) the Registration Statement when it became effective complied, and the Prospectus, when filed with the Commission pursuant to Rule 424(b) of the Act, will comply, and, at any time when any post-effective amendment to the Registration Statement is declared effective or any amendment or supplement to the Prospectus is filed with the Commission, if applicable, such documents will comply, in all material respects with the Act and the Rules and Regulations, and (4) the Prospectus, when filed with the Commission pursuant to Rule 424(b), will not contain and any amendment or supplement to the Prospectus on the date filed with the Commission, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. This paragraph does not apply to statements in, or omissions from the Registration Statement or the Prospectus based upon written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information is that described in Section 7(c) hereof. Except with respect to any provision regarding the conformity, in all material respects, of the Registration Statement or the Prospectus with the requirements of the Act and the Rules and Regulations, this paragraph does not apply to statements in or omissions from the Registration Statement or the Prospectus based upon written information furnished to the Company by any Selling Stockholder specifically for use therein, it being understood and agreed that the only such information is the Selling Stockholder Information (as defined below).

(iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

(iv) Each subsidiary of the Company has been duly formed and is an existing corporation, limited liability company or limited partnership, as the case may be, in good standing (if applicable) under the laws of the jurisdiction of its incorporation or organization, with corporate (or equivalent) power and authority to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation, limited liability company or limited partnership, as the case may be, in good standing (if applicable) in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not reasonably be expected to have a Material Adverse Effect; all of the issued and outstanding capital stock, ownership interests, or partnership interests, as the case may be, of each subsidiary of the Company has been duly authorized and validly issued and, in the case of capital stock, is fully paid and nonassessable; and except as disclosed in the Prospectus and for pledges in favor of Credit Suisse First Boston, as collateral agent under the amended and restated credit agreement dated as of April 23, 2004, among the Company, CB Richard Ellis Services, Inc., the Lenders (as

defined therein) and Credit Suisse First Boston, as administrative agent (as amended from time to time, the “Credit Agreement”), the capital stock, ownership interests, or partnership interests, as the case may be, of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

(v) The Firm Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and, except as disclosed in the Prospectus, the stockholders of the Company have no preemptive rights with respect to the Securities.

(vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offering contemplated by this Agreement.

(vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act that have not been satisfied or waived prior to the date hereof.

(viii) The Securities are listed on the New York Stock Exchange.

(ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Firm Securities by the Selling Stockholders, except such as have been obtained and made under the Act and such as may be required under any state or foreign securities laws.

(x) Assuming the accuracy of the representations of the other parties hereto and the performance by those parties of their agreements herein, the execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, that has jurisdiction over the Company or any of its subsidiaries or any of their properties, (b) any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties of the Company or its subsidiaries is subject or (c) the charter, by-laws or similar governing documents of the Company or any of its subsidiaries, except, with respect to clauses (a) and (b), where such breach, violation or default would not reasonably be expected to have a Material Adverse Effect.

(xi) This Agreement has been duly authorized, executed and delivered by the Company.

(xii) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them that are material to the Company and its subsidiaries, taken as a whole, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or proposed to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property that is material to the Company and its subsidiaries taken as a whole under valid and enforceable leases with no exceptions that would materially interfere with the use made or proposed to be made thereof by them.

(xiii) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(xiv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect.

(xv) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to individually or in the aggregate have a Material Adverse Effect.

(xvi) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would reasonably be expected to individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

(xvii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that (a) if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (b) would materially and adversely affect the ability of the Company or its subsidiaries to perform their respective obligations under this Agreement or (c) are otherwise material in the context of the sale of the Firm Securities; and no such actions, suits or proceedings are, to the knowledge of the Company, threatened or contemplated.

(xviii) The historical financial statements included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (subject to normal year-end adjustments and the absence of certain footnotes, to the extent permitted by GAAP, in the case of any unaudited interim financial statements); the schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein.

(xix) Each of the Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Securities Exchange Act of 1934 (the “Exchange Act”)) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate to allow timely decisions regarding required disclosure.

(xx) Except as disclosed in the Prospectus, since the date of the latest audited financial statements of the Company included or incorporated by reference in the Registration Statement or the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(xxi) The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

(xxii) The Company is not an “investment company” as defined in the Investment Company Act of 1940.

(xxiii) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(xxiv) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries, and the trust forming part of each such plan, which is intended to be qualified under Section 401 of the Internal Revenue Code of 1986, as amended, is so qualified; each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; each welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

(xxv) There is and has been no failure which is continuing on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”).

(xxvi) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxvii) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xxviii) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(b) Each Selling Stockholder severally, and not jointly, represents and warrants to, and agrees with, the Underwriter that:

(i) Such Selling Stockholder (a) has, and on the Closing Date will have, valid title to the Firm Securities to be delivered by such Selling Stockholder on the Closing Date, free and clear of all security interests, claims, liens, equities or other encumbrances; (b) if such Selling Stockholder is not a natural person, has, on the date hereof, all necessary corporate or partnership, as the case may be, power and authority to enter into this Agreement and will have on each Closing Date all necessary corporate or partnership, as the case may be, power and authority to sell, assign, transfer and deliver the Firm Securities to be delivered by such Selling Stockholder on the Closing Date; and (c) upon payment for the Firm Securities to be sold by such Selling Stockholder pursuant to this Agreement, delivery of such Firm Securities, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Firm Securities in the name of Cede or such other nominee and the crediting of such Firm Securities on the books of DTC to securities accounts of the Underwriter (assuming that neither DTC nor the Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)) to such Firm Securities), (1) DTC shall be a “protected purchaser” of such Firm Securities within the meaning of Section 8-303 of the UCC,

(2) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement with respect to such Firm Securities and (3) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Firm Securities may be asserted against the Underwriter with respect to such security entitlement; for purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Firm Securities will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, by-laws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the Underwriter on the records of DTC will have been made pursuant to the UCC.

(ii) Such Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(iii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Firm Securities being sold by such Selling Stockholder, except such as have been obtained and made under the Act and such as may be required pursuant to Sections 13 and 16 of the Exchange Act or under state securities laws.

(iv) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

(v) Assuming the accuracy of the representations of the other parties hereto and the performance by those parties of their agreements herein, the execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, that has jurisdiction over such Selling Stockholder or any of its properties, (b) any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties of such Selling Stockholder is subject or (c) the organizational documents of such Selling Stockholder, except, with respect to clause (a) and (b), where such breach, violation or default would not, individually or in the aggregate, materially adversely affect such Selling Stockholder’s ability to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement.

(vi) (a) The Registration Statement, when it became effective, did not contain and, any post-effective amendment to the Registration Statement, on the date it becomes effective, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Registration Statement, when it became effective, complied, and the Prospectus, when filed with the Commission pursuant to Rule 424(b) of the Act, will comply, and, at any time when any post-effective amendment to the Registration Statement is declared effective or any amendment or supplement to the Prospectus is filed with the Commission, if applicable, such documents will comply, in all material respects with the Act and the Rules and Regulations, and (iv) the Prospectus, when filed with the Commission pursuant to Rule 424(b), will not contain and any amendment or supplement to the Prospectus on the date filed with the Commission, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. This paragraph only applies to the extent that any statements in or omissions from the Registration Statement or the Prospectus are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein, it being understood and agreed that the only such information furnished by any Selling Stockholder (the “Selling Stockholder Information”) consists of the name of such Selling Stockholder, the number of Firm Securities to be offered by such Selling Stockholder and the address and other information with respect to such Selling Stockholder (excluding any percentages) which appear in the table (and the corresponding footnotes thereto) under the caption “Selling Stockholders” in the Prospectus.

(vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or the Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the sale of the Firm Securities by any Selling Stockholder.

(c) The Underwriter, represents and warrants to, and agrees with, the Company and the Selling Stockholders that the Underwriter has not offered, sold or delivered, and will not offer, sell or deliver, any of the Firm Securities, directly or indirectly, or distribute the Prospectus or any other offering material relating to the Firm Securities, in or from any jurisdiction except under circumstances that will result in compliance with the applicable laws and regulations thereof and that will not impose any obligations on the Company except as set forth in this Agreement.

3. Purchase, Sale and Delivery of Firm Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each Selling Stockholder agrees, severally and not jointly, to sell to the Underwriter, and the Underwriter agrees to purchase from each Selling Stockholder, at a purchase price of $52.95 per share, that number of Firm Securities set forth opposite such Selling Stockholder’s name in Schedule A hereto.

The Selling Stockholders will deliver the Firm Securities to the Underwriter, against payment of the purchase price in Federal (same day) funds by wire transfer to an account at a bank reasonably acceptable to the Underwriter drawn to the order of Blum Strategic Partners, L.P. in the case of 2,745,289 shares of Firm Securities being sold by Blum Strategic Partners, L.P., Blum Strategic Partners II, L.P. in the case of 3,188,960 shares of Firm Securities being sold by Blum Strategic Partners II, L.P. and Blum Strategic Partners II GmbH & Co. KG in the case of 65,751 shares of Firm Securities being sold by Blum Strategic Partners II GmbH & Co. KG, at the office of Cravath, Swaine & Moore LLP, at 10:00 A.M., New York time, on November 15, 2005, or at such other time not later than seven full business days thereafter as the Underwriter and the Company determine, such time being herein referred to as the “Closing Date”. For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Securities sold pursuant to the offering contemplated by this Agreement. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as the Underwriter requests and will be made available for checking and packaging a reasonable time in advance of the Closing Date.

4. Offering by Underwriter. It is understood that the Underwriter proposes to offer the Firm Securities for sale to the public as set forth in the Prospectus.

5. Certain Agreements of the Company and the Selling Stockholders. In the case of paragraphs (a) through (g) and (h) and (i) (to the extent applicable to the Company) below, the Company agrees with the Underwriter, and in the case of paragraphs (h) and (i) (to the extent applicable to the Selling Stockholders) below, the Selling Stockholders severally and not jointly agree with the Underwriter, that:

(a) The Company will file the Prospectus Supplement with the Commission pursuant to and in accordance with subparagraph (4) of Rule 424(b) not later than the second business day following the execution and delivery of this Agreement.

(b) The Company will advise the Underwriter promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will not effect such amendment or supplementation without the Underwriter’s consent; and the Company will also advise the Underwriter promptly of any amendment or supplementation of the Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain, as soon as possible, its lifting, if issued.

(c) If, at any time when a prospectus relating to the Firm Securities is required to be delivered under the Act in connection with sales by the Underwriter or dealer, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify the Underwriter of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Underwriter’s consent to, nor the Underwriter’s delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

(d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the effective date of the Registration Statement which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, “Availability Date” means the 90th day after the end of the Company’s fourth fiscal quarter of the year after the year during which such effective date occurs.

(e) The Company will furnish to the Underwriter copies of the Registration Statement (one of which will be signed and, along with four other copies, will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Firm Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Underwriter shall reasonably request. The Prospectus shall be so furnished on or prior to 11:00 A.M., New York time, on the second business day following the later of the execution and delivery of this Agreement or the effective date of the Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriter all such documents.

(f) The Company will arrange for the qualification of the Firm Securities for sale under the laws of such U.S. and Canadian jurisdictions as the Underwriter shall designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g) The Company agrees with the Underwriter that the Company will pay (1) the expenses incident to the performance of the obligations of the Company and each Selling Stockholder under this Agreement, (2) for any filing fees and other expenses (including reasonable fees and disbursements of counsel) in connection with qualification of the Firm Securities for sale under the laws of such jurisdictions as the Underwriter designates and the printing of memoranda relating thereto, (3) for the filing fee incident to the review by the National Association of Securities Dealers, Inc. of the Firm Securities, and (4) for expenses incurred in distributing the Prospectus (including any amendments and supplements thereto) to the Underwriter.

(h) The Company and each Selling Stockholder agree with the Underwriter that they will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(i) The Company and the Selling Stockholders acknowledge and agree that in connection with this offering, sale of the Firm Securities or any other services the Underwriter may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriter: (A) no fiduciary or agency relationship between the Company, Selling Stockholders and any other person, on the one hand, and the Underwriter, on the other, exists; (B) the Underwriter is not acting as advisor, expert or otherwise, to either the Company or the Selling Stockholders, including, without limitation, with respect to the determination of the public offering price of the Firm Securities, and such relationship between the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other, is entirely and solely commercial, based on arms-length negotiations; (C) any duties and obligations that the Underwriter may have to the Company or Selling Stockholders shall be limited to those duties and obligations specifically stated herein; and (D) the Underwriter and affiliates may have interests that differ from those of the Company and the Selling Stockholders. The Company and the Selling Stockholders hereby waive any claims that the Company or the Selling Stockholders may have against the Underwriter with respect to any breach of fiduciary duty in connection with the offering.

The Company and each of the Selling Stockholders agree that, notwithstanding anything in this Section 5 to the contrary, this Agreement shall not in any way supersede any of the rights or obligations of the Company, CB Richard Ellis Services, or any of the Selling Stockholders under the Securityholders’ Agreement dated as of July 20, 2001 (the “Securityholders’ Agreement”), by and among the Company, CB Richard Ellis Services, Inc., the Selling Stockholders and the other parties thereto, as amended on April 14, 2004, November 24, 2004, and August 1, 2005, and as further amended from time to time. As between the Company and any of the Selling Stockholders, in the event of any conflict between this Agreement and the Securityholders’ Agreement, as amended from time to time, the Securityholders’ Agreement shall control.

6. Conditions of the Obligations of the Underwriter. The obligations of the Underwriter to purchase and pay for the Firm Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the applicable Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the applicable Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

(a) The Underwriter shall have received a letter, dated the date of delivery thereof (which shall be on or prior to the date of this Agreement), of Deloitte & Touche LLP with respect to the financial statements and schedules of the Company contained in the Registration Statement, in each case in form and substance satisfactory to the Underwriter in all respects.

(b) If the effective date of the Registration Statement is not prior to the execution and delivery of this Agreement, such effective date shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by the Underwriter. If the effective date of the Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued that has not been lifted and no proceedings for that purpose shall have been instituted that have not been terminated or, to the knowledge of any Selling Stockholder, the Company or the Underwriter, shall be contemplated by the Commission.

(c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of the Underwriter is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Firm Securities; (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Underwriter, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Firm Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (v) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by U.S. Federal or New York authorities; (vii) any major disruption of settlements of securities or clearance services in the United States; or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Underwriter, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Firm Securities.

(d) The Underwriter shall have received an opinion, dated the Closing Date, of Simpson Thacher & Bartlett LLP, counsel for the Company, substantially in the form of Exhibit A-1 hereto and a letter, dated the Closing Date, substantially in the form of Exhibit A-2 hereto.

(e) The Underwriter shall have received an opinion, dated the Closing Date, of Laurence Midler, Esq., General Counsel of the Company, substantially in the form of Exhibit B hereto.

(f) The Underwriter shall have received an opinion, dated the Closing Date, of Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Selling Stockholders, substantially in the form of Exhibit C hereto.

(g) The Underwriter shall have received from Cravath, Swaine & Moore LLP, counsel for the Underwriter, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Firm Securities delivered on the Closing Date, the Registration Statements, the Prospectus and other related matters as the Underwriter may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(h) The Underwriter shall have received a certificate, dated the Closing Date, of the Chief Executive Officer or the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued that has not been lifted and no proceedings for that purpose have been instituted (that have not been terminated) or are contemplated by the Commission; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of the Company and its subsidiaries taken as a whole except as set forth in the Prospectus or as described in such certificate.

(i) The Underwriter shall have received a letter, dated the Closing Date, of Deloitte & Touche LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

(j) Each Selling Stockholder agrees to deliver to the Underwriter prior to closing a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

The Selling Stockholders and the Company will furnish the Underwriter with such conformed copies of such opinions, certificates, letters and documents as the Underwriter reasonably requests. The Underwriter may waive compliance with any conditions to the obligations of the Underwriter hereunder, whether in respect of a Closing Date or otherwise.

7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless the Underwriter, its partners, members, directors and officers and each person, if any who controls the Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Firm Securities concerned, to the extent that a prospectus relating to such Firm Securities was required by law to be delivered by the Underwriter in connection with such purchase and any such loss, claim, damage or liability (or action in respect thereof) of the Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Firm Securities to such person, a copy of the Prospectus if the Company had previously furnished, in the requisite quantity and sufficiently in advance to permit proper delivery, copies thereof to the Underwriter in accordance with this Agreement and such untrue statement or alleged untrue statement or omission or alleged omission was cured in such Prospectus.

(b) Each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Underwriter, its partners, directors and officers and each person who controls the Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Selling Stockholder Information relating to such Selling Stockholder; and provided that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (b) shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Firm Securities concerned, to the extent that a prospectus relating to such Firm Securities was required by law to be delivered by the Underwriter in connection with such purchase and any such loss, claim, damage or liability (or action in respect thereof) of the Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Firm Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to the Underwriter in accordance with this Agreement; and provided, further, that the liability under this subsection (b) of each Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds after underwriting commissions and discounts, but before expenses, to such Selling Stockholder from the sale of Firm Securities sold by such Selling Stockholder hereunder.

(c) The Underwriter will indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Stockholder, its partners, members, directors, officers, and each person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof), joint or several, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Underwriter consists of the following information in the Prospectus Supplement under the caption “Underwriting,” furnished on behalf of the Underwriter: (1) the selling concession figures appearing in the fourth paragraph, (2) the maximum underwriting discounts and commissions to be received by any member of the NASD appearing in the sixth paragraph, (3) the eighth and ninth paragraph related to stabilizing transactions, over-allotment transactions, syndicate covering transactions and penalty bids and (4) the eleventh paragraph related to prospectuses in electronic format.

(d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent it and its directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 7 and, if the parties to any such action include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual conflicts of interests between them in relation to material aspects of the defense, the indemnified party and its directors, officers, employees and controlling persons may be jointly represented by one separate counsel, and, in that event, the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such (i) settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. No indemnifying party shall be liable for any settlement of any proceeding without its prior written consent, which consent shall not be unreasonably withheld.

(e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), (i) the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (ii) the liability under this subsection of each Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds after underwriting commissions and discounts, but before expenses, to such Selling Stockholder from the sale of the Firm Securities sold by such Selling Stockholder hereunder, less any amounts for which such Selling Stockholder is liable under subsection (b) above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Stockholders’ obligations in this subsection (e) to contribute are several in proportion to their respective aggregate gross proceeds received after underwriting commissions and discounts, but before expenses, from the sale of the Firm Securities sold by the Selling Stockholders hereunder and not joint.

(f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section shall be in addition to any liability which the respective Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each Selling Stockholder, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the several Selling Stockholders, of the Company or its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors, partners, members, or any controlling person, and will survive delivery of and payment for the Firm Securities. If the purchase of the Firm Securities by the Underwriter is not consummated for any reason other than solely because of the occurrence of any event specified in clause (iii), (iv), (vi), (vii) or (viii) of Section 6(c), the Company will reimburse the Underwriter for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Firm Securities.

9. Notices. All communications hereunder will be in writing and, if sent to the Underwriter, will be mailed, delivered or faxed and confirmed to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Department (fax: 646-834-8133), or, if sent to the Company, will be mailed, delivered or faxed and confirmed to it at CB Richard Ellis Group, Inc., 100 North Sepulveda Boulevard, Suite 1050, El Segundo, California 90245, Attention: Kenneth J. Kay, Chief Financial Officer (fax: 213-438-4820), or, if sent to the Selling Stockholders or any of them, will be mailed, delivered or faxed and confirmed to each of them at its respective address set forth on Schedule A hereto.

10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

12. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

If the foregoing is in accordance with the Underwriter’s understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the Underwriter in accordance with its terms.

Very truly yours,

CB RICHARD ELLIS GROUP, INC.

By	/S/ KENNETH J. KAY
Name: Kenneth J. Kay
Title: Chief Financial Officer

BLUM STRATEGIC PARTNERS, L.P.

By	Blum Strategic GP, L.L.C., its general partner

	By	/S/ GREGORY D. HITCHAN
Name: Gregory D. Hitchan
Title: Member and General Counsel

BLUM STRATEGIC PARTNERS II, L.P.

By	Blum Strategic GP II, L.L.C., its general partner

	By	/S/ GREGORY D. HITCHAN
Name: Gregory D. Hitchan
Title: Member and General Counsel

BLUM STRATEGIC PARTNERS II GMBH & CO. KG

By	Blum Strategic GP II, L.L.C., its managing limited partner

	By	/S/ GREGORY D. HITCHAN
Name: Gregory D. Hitchan
Title: Member and General Counsel

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

LEHMAN BROTHERS INC.

By	/S/ MICHAEL HRYNUIK
Name: Michael Hrynuik
Title: Vice President

SCHEDULE A

Selling Stockholder	Address	Number of Firm Securities to be Sold
Blum Strategic Partners, L.P.	c/o Blum Capital Partners, L.P. 909 Montgomery Street Suite 400 San Francisco, CA 94133 Attn: General Counsel Fax: (415) 434-3130	2,745,289

Blum Strategic Partners II, L.P.	As above	3,188,960

Blum Strategic Partners II GmbH & Co. KG	As above	65,751

Total		6,000,000

EXHIBIT A-1

Form of Opinion of Simpson Thacher & Bartlett LLP, counsel to the Company,

to be delivered pursuant to Section 6(d):

November     , 2005

Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

We have acted as counsel to CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the purchase by you of an aggregate of              shares (the “Shares”) of Class A Common Stock, $0.01 par value per share (the “Common Stock”), of the Company from certain selling stockholders of the Company (the “Selling Stockholders”) named in Schedule A to the Underwriting Agreement (as defined below) pursuant to the Underwriting Agreement, dated November     , 2005 (the “Underwriting Agreement”), among the Company, the Selling Stockholders and you.

We have examined the Registration Statement on Form S-3 (File No. 333-127118) (the “Registration Statement”) filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), as it became effective under the Securities Act; the Company’s prospectus, dated August 19, 2004, as supplemented by the prospectus supplement, dated November     , 2005 (the “Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Securities Act, which pursuant to Form S-3 incorporates by reference or is deemed to incorporate by reference the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005, and the Company’s Current Reports on Form 8-K filed on January 4, 2005, January 25, 2005, February 25, 2005, March 15, 2005, March 23, 2005, May 13, 2005, May 27, 2005, June 8, 2005, June 29, 2005, August 2, 2005 and September 21, 2005 (collectively, the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended; and the Underwriting Agreement. We also have examined a specimen certificate representing the Common Stock of the Company. In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing and upon originals, or duplicates or certified or conformed copies, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents or oral statements of public officials and of officers and representatives of the Company and have made such other investigations, as we have deemed relevant and necessary in connection with the opinions hereinafter set forth. Our opinion that the Registration Statement has become effective under the Securities Act is based on oral advice from the staff of the Commission to that effect.

In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents.

Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, we are of the opinion that:

1. The Shares to be sold by the Selling Stockholders have been duly authorized by the Company and are validly issued, fully paid and nonassessable.

2. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has full corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus.

3. The statements made in the Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute summaries of the terms of the Company’s capital stock (including the Shares), constitute accurate summaries of the terms of such capital stock in all material respects.

4. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

5. The execution, delivery and performance by the Company of the Underwriting Agreement will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement or the Exchange Act Documents, nor will such action violate the Restated Certificate of Incorporation or the Amended and Restated By-Laws of the Company or any federal or New York state statute or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any federal or New York statute or the Delaware General Corporation Law or any order known to us issued pursuant to any federal or New York state statute or the Delaware General Corporation Law by any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties.

6. No consent, approval, authorization, order, registration or qualification of or with any federal or New York state governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to our knowledge, any federal or New York state court or any Delaware state court acting pursuant to the Delaware General Corporation Law is required for the compliance by the Company with all of the provisions of the Underwriting Agreement, except for the registration under the Securities Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

7. The Registration Statement has become effective under the Securities Act, and the Prospectus was filed on November __, 2004 pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act; and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission.

8. There are no preemptive rights under federal or New York state law or under the Delaware General Corporation Law to subscribe for or purchase shares of the Common Stock; and except as described in the Prospectus, there are no preemptive or other rights to subscribe for or purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock pursuant to the Company’s Restated Certificate of Incorporation or Amended and Restated By-Laws or any agreement or other instrument filed as an exhibit to the Registration Statement.

We do not express any opinion herein concerning any law other than the law of the State of New York, the federal law of the United States and the Delaware General Corporation Law.

This opinion letter is rendered to you in connection with the above-described transaction. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

Very truly yours,

SIMPSON THACHER & BARTLETT LLP

EXHIBIT A-2

Form of Letter from Simpson Thacher & Bartlett LLP, counsel to the Company,

to be delivered pursuant to Section 6(d):

November     , 2005

Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

We have acted as counsel to CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the purchase by you of an aggregate of              shares (the “Shares”) of Class A Common Stock, $0.01 par value per share (the “Common Stock”), of the Company from certain selling stockholders of the Company (the “Selling Stockholders”) named in Schedule A to the Underwriting Agreement (as defined below) pursuant to the Underwriting Agreement, dated November     , 2005 (the “Underwriting Agreement”), among the Company, the Selling Stockholders and you.

We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement on Form S-3 (File No. 333-127118) (the “Registration Statement”) filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), as it became effective under the Securities Act or the Company’s prospectus dated August 19, 2005, as supplemented by the prospectus supplement dated November     , 2005 (the “Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Securities Act, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005, and the Company’s Current Reports on Form 8-K filed on January 4, 2005, January 25, 2005, February 25, 2005, March 15, 2005, March 23, 2005, May 13, 2005, May 27, 2005, June 8, 2005, June 29, 2005, August 2, 2005 and September 21, 2005 (collectively, the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended, and incorporated by reference or deemed to be incorporated by reference in the Prospectus, and we take no responsibility therefor, except as and to the extent set forth in numbered paragraph 3 of our opinion letter to you dated the date hereof.

In connection with, and under the circumstances applicable to the offering of the Shares, we participated in conferences with certain officers and employees of the Company, representatives of Deloitte

& Touche LLP, representatives of the Selling Stockholders and their counsel and with your representatives and your counsel in the course of the preparation by the Company of the Registration Statement and the Prospectus (excluding the Exchange Act Documents) and also reviewed certain records and documents furnished to us by the Company, as well as the documents delivered to you at the closing.

We did not participate in the preparation of the Exchange Act Documents; however, we discussed the Exchange Act Documents (except the Current Reports) with the Company prior to their filing with the Commission. Based upon our review of the Registration Statement and the Prospectus, our reviews made in connection with the preparation of the Registration Statement and the Prospectus (excluding the Exchange Act Documents), our participation in the conferences referred to above, our review of the records and documents as described above, as well as our understanding of the U.S. federal securities laws and the experience we have gained in our practice thereunder:

(i)	we advise you that each of the Registration Statement, as of its effective date, and the Prospectus, as of November __, 2005, appeared, on its face, to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no view with respect to the financial statements or other financial data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement or the Prospectus; and

(ii)	nothing has come to our attention that causes us to believe that the Registration Statement (including the Exchange Act Documents on file with the Commission on the effective date of the Registration Statement), as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act Documents), as of November __, 2005 or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements or other financial data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement, the Prospectus or the Exchange Act Documents.

This letter is delivered to you in connection with the above-described transaction. This letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation.

Very truly yours,

SIMPSON THACHER & BARTLETT LLP

EXHIBIT B

Form of Opinion of Laurence Midler, Esq., General Counsel of the Company,

to be delivered pursuant to Section 6(e):

November     , 2005

Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Reference is hereby made to the purchase by you of an aggregate of              shares (the “Shares”) of Class A Common Stock, $0.01 par value per share (the “Common Stock”), of CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), from certain selling stockholders of the Company (the “Selling Stockholders”) named in Schedule A to the Underwriting Agreement, dated November     , 2005 (the “Underwriting Agreement”), among the Company, the Selling Stockholders and you.

As General Counsel of the Company, I have examined the Registration Statement on Form S-3 (File No. 333-127118) (the “Registration Statement”) filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), as it became effective under the Securities Act; the Company’s prospectus, dated August 19, 2005, as supplemented by the prospectus supplement, dated November     , 2005 (the “Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act, which pursuant to Form S-3 incorporates by reference or is deemed to incorporate by reference the Company’s Annual Report on Form 10-K for the fiscal quarter ended December 31, 2004, the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005, and the Company’s Current Reports on Form 8-K filed on January 4, 2005, January 25, 2005, February 25, 2005, March 15, 2005, March 23, 2005, May 13, 2005, May 27, 2005, June 8, 2005, June 29, 2005, August 2, 2005 and September 21, 2005 (collectively, the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended; and the Underwriting Agreement. I also have examined a specimen certificate representing the Common Stock of the Company. In addition, I have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing and upon originals, or duplicates or certified or conformed copies, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents or oral statements of public officials and of officers and representatives of the Company and have made such other investigations, as I have deemed relevant and necessary in connection with the opinions hereinafter set forth.

In such examination, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents.

Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, I am of the opinion that:

1. All outstanding shares of the Common Stock, including the Shares to be sold by the Selling Stockholders, have been duly authorized by the Company and are validly issued, fully paid and nonassessable.

2. Each of the subsidiaries listed on Schedule I hereto (the “U.S. Significant Subsidiaries”) has been duly incorporated, organized or formed, as the case may be, and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as the case may be, with corporate, partnership or company power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus; and each of the Company and the U.S. Significant Subsidiaries is duly qualified to do business as a foreign corporation, limited partnership or limited liability company, as the case may be, in good standing in all jurisdictions in which its ownership or leasing of properties or the conduct of its business requires such qualification; except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect on the business, financial condition or results of operation of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”); all of the issued and outstanding capital stock of each U.S. Significant Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and, except as disclosed in the Prospectus or the Exchange Act Documents and for pledges in favor of Credit Suisse First Boston, as collateral agent under the amended and restated credit agreement dated as of April 23, 2004, among the Company, CB Richard Ellis Services, Inc., the Lenders (as defined therein) and Credit Suisse First Boston, as administrative agent (as such agreement has been amended), the capital stock of each U.S. Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

3. The execution, delivery and performance by the Company of the Underwriting Agreement and the consummation of the transactions therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or regulation, or any order known to me of any governmental agency or body or any court having jurisdiction over the

Company or any U.S. Significant Subsidiary or any of the properties of the Company or any of the properties of the U.S. Significant Subsidiary, or any agreement or instrument which the Company or a U.S. Significant Subsidiary is a party or by which the Company or a U.S. Significant Subsidiary is bound or to which any of the properties of the Company or, to my knowledge, a U.S. Significant Subsidiary is subject, or the charter or by-laws of the Company or any U.S. Significant Subsidiary.

4. To my knowledge, there are no statutes or pending or threatened legal or governmental proceedings to which the Company or any U.S. Significant Subsidiary is a party or otherwise subject that would be required to be described in the Prospectus pursuant to the federal securities laws and regulations which are not described as required.

5. There are no contracts or agreements between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to include any securities of the Company owned or to be owned by such person in the securities registered pursuant to the Registration Statement.

6. The Company is subject to the reporting requirements of Section 13 of the Exchange Act of 1934, as amended, and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

7. The Company is not, and after giving effect to the offering and sale of the Shares will not be, an “investment company” within the meaning of, and subject to regulation under, the Investment Company Act of 1940, as amended.

8. The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate intellectual property rights necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

I have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the Prospectus and take no responsibility therefor. Based upon my review of the Registration Statement and the Prospectus:

A. I advise you that the Registration Statement, as of its effective date, and the Prospectus, as of November __, 2005, appeared, on its face, to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that in each case I express no view with respect to the financial statements or other financial data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement or the Prospectus; and

B. Nothing has come to my attention that causes me to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of November __, 2005 and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case I express no belief with respect to the financial statements or other financial data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement or the Prospectus.

I do not express any opinion herein concerning any law other than the law of the State of California, the federal law of the United States and the Delaware General Corporation Law.

This opinion letter is rendered to you in connection with the above-described transaction. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without my prior written consent.

Very truly yours,

LAURENCE MIDLER

Schedule I

List of U.S. Significant Subsidiaries

CB Richard Ellis, Inc.

CB Richard Ellis Real Estate Services, Inc.

CB Richard Ellis Services, Inc.

Insignia Financial Group, Inc.

CBRE Melody & Company

CBRE Melody of Texas, L.P.

EXHIBIT C

Form of Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Blum Strategic Partners, L.P., Blum Strategic Partners II, L.P. and Blum Strategic Partners II GmbH & Co. KG, to be delivered pursuant to Section 6(f):

November , 2005

Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

We have acted as counsel to Blum Strategic Partners, L.P., Blum Strategic Partners II, L.P. (each a “Blum Domestic Selling Stockholder” and collectively, the “Blum Domestic Selling Stockholders”), and Blum Strategic Partners II GmbH & Co. KG (the “Blum German Selling Stockholder”, and together with the Blum Domestic Selling Stockholders, the “Blum Selling Stockholders”), in connection with the purchase by you of an aggregate of [6,000,000] shares of Class A common stock, par value $0.01 per share (the “Common Stock”) of CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), from the Blum Selling Stockholders, pursuant to the Underwriting Agreement, dated as of November __, 2005 (the “Underwriting Agreement”), among the Company, the Blum Selling Stockholders, and you (the “Underwriter”). This letter is being delivered to you pursuant to Section 6(f) of the Underwriting Agreement. Unless otherwise defined herein or unless the context otherwise requires, capitalized terms used herein shall have the meanings set forth in the Underwriting Agreement.

In rendering the opinions expressed in paragraphs (a) through (d) below (the “Opinions”), we have examined the Underwriting Agreement as well as originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of officers and representatives of the Blum Selling Stockholders, and have made such other and further investigations as we have deemed necessary or appropriate as a basis for the Opinions.

In our examination of the Underwriting Agreement and the other documents, we have assumed the genuineness of all signatures, the full legal capacity of all natural persons, the accuracy and completeness of all of the documents, the authenticity of all originals of the documents and the conformity to authentic originals of all of the documents submitted to us as copies (including telecopies). We have also assumed the validity and constitutionality of each relevant statute, rule, regulation and agency action covered by this opinion letter. As to matters of fact relevant to the Opinions expressed herein, we have relied on the representations and warranties as to factual matters made in or pursuant to the Underwriting Agreement, statements contained in the Registration Statement and the Prospectus, and the statements made in the certificates of officers or other appropriate representatives of the Blum Selling Stockholders. We have not independently established the facts so relied on. The Opinions are given in the context of the foregoing.

In addition, in connection with our opinion set forth in paragraph (a) below, we have assumed that (i) Depository Trust Company (“DTC”) is a “securities intermediary” as defined in Section 8-102 of the UCC as in effect in the State of New York (the “UCC”), and the State of New York is the “securities intermediary’s jurisdiction” of DTC for purposes of Section 8-110 of the UCC, (ii) Firm Securities to be sold by such Blum Selling Stockholders under the Underwriting Agreement are registered in the name of DTC or its nominee, and DTC or another person on behalf of DTC maintains possession of certificates representing such Securities, (iii) DTC indicates by book entries on its books that securities entitlements with respect to such Securities have been credited to the Underwriter’s securities account, (iv) the Underwriter is purchasing such Securities without notice of any adverse claim (within the meaning of the UCC) and (v) DTC is purchasing such Securities without any notice of an adverse claim (within the meaning of the UCC).

Based upon, subject to and limited by the foregoing and subject also to the comments and qualifications set forth below, we are of the opinion that:

(a) With respect to the Firm Securities to be sold by each Blum Selling Stockholder, upon the payment and transfer contemplated by the Underwriting Agreement, the Underwriter will acquire a security entitlement with respect to such Firm Securities to be sold by the Blum Selling Stockholders, no action based on adverse claim may be asserted against the Underwriter within the meaning of Section 8-102 of the UCC and DTC shall be a “protected purchaser” of such Firm Securities within the meaning of Section 8-303 of the UCC.

(b) No consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or, to our knowledge, any federal or New York court is required for the sale of the Firm Securities by the Blum Selling Stockholders and the compliance by such Blum Selling Stockholders with the provisions of the Underwriting Agreement, except for the registration under the Securities Act of 1933, as amended, of the Firm Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Firm Securities by the Underwriter.

(c) The execution and delivery by each Blum Selling Stockholder of, and the performance by such Blum Selling Stockholder of its obligations under the Underwriting Agreement will not contravene (i) any provision of applicable law, or (ii) the organizational documents of such Blum

Selling Stockholder, or (iii) any indenture, loan agreement, mortgage, lease or other agreement or instrument to which such Blum Selling Stockholder is a party and that is identified by the Blum Selling Stockholders in an officer’s certificate as a material agreement, which officer’s certificate is attached as Exhibit A to this opinion or, (iv) to our knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Blum Selling Stockholder.

(d) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each of the Blum Selling Stockholders and each of the Blum Selling Stockholders has full right, power and authority under its respective organizational documents to sell, assign, transfer and deliver the Firm Securities delivered by such Blum Selling Stockholder pursuant to the Underwriting Agreement.

We express no opinion herein as to the laws of any jurisdiction other than the state laws of the State of New York, the Delaware Revised Uniform Limited Partnership Act, the federal laws of the United States of America, and, solely with respect to Opinions (c) and (d) to the extent they relate to the Blum German Selling Stockholder, the German Commercial Code. In addition, we express no opinion and make no statement herein with respect to the antifraud laws of any jurisdiction or the bankruptcy laws of Germany. The foregoing Opinions are legal opinions only and not a guaranty or warranty of the matters discussed herein. These Opinions are based upon currently existing statutes, rules, regulations and judicial decisions and are rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances that might affect any matters or opinions set forth herein.

This opinion has been prepared solely for your use in connection with the Closing under the Underwriting Agreement on the date hereof, and should not be quoted in whole or in part or otherwise be referred to, and should not be filed with or furnished to any governmental agency or other person or entity, without the prior written consent of this firm.

Very truly yours,

WILMER CUTLER PICKERING

HALE AND DORR LLP